SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[  ]   Preliminary Proxy Statement           [_]   Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
[_]  Definitive proxy statement
[X]  Definitive additional materials
[_]  Soliciting material pursuant to Rule 14a-12

                              Loomis Sayles Funds I
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                (Name of Registrant as Specified In Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1)  Title of each  class of  securities  to which  transaction applies:
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          (2)  Aggregate  number of  securities  to which  transaction  applies:
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          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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          (4)  Proposed maximum aggregate value of transaction:
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          (5)  Total fee paid:
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[_] Fee paid previously with preliminary  materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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         (1)  Amount Previously Paid:
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         (2)  Form, Schedule or Registration Statement No.:
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         (3)  Filing Party:
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         (4)  Date Filed:
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June 2, 2005


Dear Shareholder:

In April you received proxy voting materials regarding a proposal to change the Declarations of Trust for the IXIS Advisor Funds and Loomis Sayles Funds. The Special Meeting of Shareholders was held on June 2, 2005 and was adjourned to allow for the solicitation of additional necessary votes. The meeting has been rescheduled for June 22, 2005.

To date, we have not received your vote. Please take a few minutes to review the information provided in this letter and vote your shares. We cannot emphasize enough the importance of your vote, regardless of how many shares you own. Voting promptly also is important as the rescheduled meeting date is June 22. If we do not receive enough votes by that date, we may have to resolicit shareholders. Please help your fund avoid the expense of additional solicitation by voting today.

The Agreement and Declarations of Trust for each Trust governs the basic operations of the Trusts. Shareholder approval is required for certain changes. The changes described in the proxy statement you received in April are intended to modernize the Declarations of Trust to accommodate changes in law or practice since the Declarations of Trust were last approved by shareholders, as well as to make the Declarations of Trust uniform across the Trusts. We anticipate that the overall effect of these changes will reduce costs and expenses in the administration of the Funds and provide more flexibility for the operations of the Funds, within limits of applicable law.

Vote by toll-free telephone, Internet or mail
Voting by toll-free telephone or via the Internet is the quickest way to register your vote before the meeting. Of course, you also may vote by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. Please see the enclosed proxy card for more information and voting instructions. If you do vote via the Internet or by telephone, you do not need to mail your proxy card. If you want to change your vote, you may do so using any of these methods. A proxy solicitation firm, Alamo Direct, may call to remind you to return your proxy.

Thank you for your cooperation in voting on this important proposal. If you have questions, please call your financial representative.
Sincerely,


John T. Hailer                                  Robert Blanding
President, IXIS Advisor Funds                   President, Loomis Sayles Funds I
and Loomis Sayles Funds II


IXIS Asset Management Distributors, L.P.o 399 Boylston Street o Boston, MA 02116
                            www.ixisadvisorfunds.com

June 2, 2005


Dear Shareholder:

In April you received proxy voting materials regarding a proposal to change the Declarations of Trust for the IXIS Advisor Funds and Loomis Sayles Funds. The Special Meeting of Shareholders was held on June 2, 2005 and was adjourned to allow for the solicitation of additional necessary votes. The meeting has been rescheduled for June 22, 2005.

To date, we have not received your vote. Please take a few minutes to review the information provided in this letter and vote your shares. We cannot emphasize enough the importance of your vote, regardless of how many shares you own. Voting promptly also is important as the rescheduled meeting date is June 22. If we do not receive enough votes by that date, we may have to resolicit shareholders. Please help your fund avoid the expense of additional solicitation by voting today.

The Agreement and Declarations of Trust for each Trust governs the basic operations of the Trusts. Shareholder approval is required for certain changes. The changes described in the proxy statement you received in April are intended to modernize the Declarations of Trust to accommodate changes in law or practice since the Declarations of Trust were last approved by shareholders, as well as to make the Declarations of Trust uniform across the Trusts. We anticipate that the overall effect of these changes will reduce costs and expenses in the administration of the Funds and provide more flexibility for the operations of the Funds, within limits of applicable law.

Vote by toll-free telephone, Internet or mail
Voting by toll-free telephone or via the Internet is the quickest way to register your vote before the meeting. Of course, you also may vote by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. Please see the enclosed proxy card for more information and voting instructions. If you do vote via the Internet or by telephone, you do not need to mail your proxy card. If you want to change your vote, you may do so using any of these methods. A proxy solicitation firm, Alamo Direct, may call to remind you to return your proxy.

Thank you for your cooperation in voting on this important proposal. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy, please call our service center representatives toll-free at 800-225-5478.

Sincerely,


John T. Hailer                                  Robert Blanding
President, IXIS Advisor Funds                   President, Loomis Sayles Funds I
and Loomis Sayles Funds II


IXIS Asset Management Distributors, L.P.o 399 Boylston Street o Boston, MA 02116
                            www.ixisadvisorfunds.com